UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 23, 2009

NEXGEN BIOFUELS LTD.

(Exact name of registrant as specified in its charter)

Israel	0-17788	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8905 Regent Park Dr. Suite 210
Tampa, FL 33647	33647
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 813-929-4802

________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01 Other Events

NEXGEN BIOFUELS LTD SIGNS LETTER OF INTENT FOR THE PURCHASE OF WORLD VENTURE MANAGEMENT, INC. ASSETS AND THE SALE OF ITS CURRENT BUSINESS.

Enclosed is the signed LOI.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NexGen Biofuels Ltd. By: /s/ Ram Ajjarapu —————————————— Ram Ajjarapu Chief Executive Officer

Dated: April 1, 2009

Letter of Intent for proposed Transaction Between NexGen Biofuels Ltd, World Venture Management, Inc and Macquarie Bioventures, Inc
Friday, March 20, 2009

Several discussions have been held between representatives of World Venture Management Inc., a Nevada based company (herein referred to as ( “WVM” ) ) and representatives of Nexgen Biofuels Ltd., an Israeli company, (herein referred to as ( “NXGNF” ) ) and Macquarie Bioventures, Inc, a Nevada company (“Mac”) concerning the acquisition of 100% of the issued and outstanding common stock of World Venture Management Inc. by “NXGNF”, a reporting public company listed on the Bulletin Board and assumption of Mac’s debt by WVM.

It is the intent of the parties hereto that this transaction qualify as a Tax-free Reorganization under Section 368 (a) (1) (b) of the Internal Revenue Code of 1954 as amended, and related sections hereunder.

On the basis of such discussions and preliminary Information submitted by “WVM”, “NXGNF” is hereby requested to confirm, in principal, its intent to exchange shares in accordance with the terms set forth in this Letter of Intent. The provisions of the Letter of Intent specifically supersede any and all discussions and understandings of the parties, and any and all of such prior understanding and communications shall have no further force of effect.

RECITALS

NOW THEREFORE, the parties agree as follows:

Acquisitions. At the closing of the contemplated Transaction (“Closing”), the following transactions shall take place simultaneously among the parties here to:

1.	Mac shall purchase from NXGNF all of NXGNF’s subsidiary’s shares in the wholly owned Delaware subsidiary NexGen 2007, Inc, in consideration for waiving $100,000 out of $450,000 outstanding as of December 3 l, 2008.

2.	Plan of Reorganization

It is the intention of the parties hereto that the 100% of the issued and outstanding common stock of “WVM” shall be acquired by “NXGNF” in exchange solely for shares of “NXGNF” common stock (“Merger Shares”). It shall be a condition precedent to NXGNF’s execution of the Definitive agreement that NXGNF shall receive an Enterprise valuation of no less than $ 15 million as of the date of signing.

2.	Exchange of Shares

“WVM” acknowledges that all issued and outstanding common stock of “WVM” shall be exchanged with “NXGNF” for 65,000,000 Merger shares of “NXGNF”. “The Definitive Agreement shall provide that Merger Shares shall be newly issued shares. Merger shares will be issued in reliance upon one or more exceptions from the registration requirement of the United States Federal ooouritioo laws and as such, shall be subject to applicable resale restrictions, if any.

3.	Delivery of Shares

On the Closing Date, the Stockholders of “WVM” will deliver certificates for their share of “WVM” duly endorsed, so as to make “NXGNF” the sole holder thereof, free and clear of all claims and encumbrances. On such Closing Date, delivery of “NXGNF” shares, which will be appropriately restricted as to transfer, will be made to the Stockholders of “WVM” as set forth here in.

WMC	NXGNF	MAC

4.	Purchase of Debt.

WVM agrees to purchase part of the. Mac’s outstanding debt of $325,000 out of $450.000 owed by NXGNF at an exercise price of $0.001 for $3,250 while the remaining $25,000 convertible debt to be converted any time after closing but before 5 years, at Mac’s option at an exercise price of $0.001/share Definitive Agreement. NXGNF, Mac and WVM will negotiate, in good faith, the terms of a definitive agreements) with respect to the transaction contemplated hereby (“Definitive Agreement”). The Definitive Agreement will be in a form customary for transaction of this type and will include, in addition to those matters specifically set forth in this LOl, customary representations, warranties, indemnities, waivers, covenants and agreements of NXGNF, Mac, WVM and NexGcn 2007, customary conditions of closing and other customary matters.

5.	Closing Conditions. The obligations of all parties to close the Transaction will c subject to specified precedent including, but not limited to, the following:

i) Definitive Agreements. NXGNF, Mac & WVM shall have negotiated and entered in to the Definitive Agreement.

ii) Due Diligence. NXGNF’s legal, businesses, commercial, tax and financial due diligence of WVM and any of their affiliates, WVM’s legal, business, and financial due diligence review of NXGNF, shall have been completed to the sole and complete satisfaction of the reviewing party and its advisors.

iii) Court Approval. The District Court of Tel-Aviv (“Court”) shall have approved the Transactions contemplated by the Definitive Agreement in the context of a court approved plan of arrangement pursuant to Section 350 and following of the Israel Companies Law – 1999.

iv) Approvals. All necessary corporate, governmental, regulatory and third party approvals for the transaction shall have been obtained by each of NXGNF, Mac and WVM including without limitation, approval of the audit committee, board of directors, and shareholders of NXGNF, and the Court, and all necessary governmental and regulatory filings that are required to be filed in connection with the Transaction shall have been made and approved.

v) Compliance and Governing Documents and Laws. The Execution of the Definitive Agreement contemplated hereby shall be in compliance with applicable law and the governing documents of each of NXGNF, Mac and WVM.

vi) Conduct of Business by WVM and NXGNF. After the date of this LOI and pending execution of the Definitive Agreement: (i) WVM will conduct its business in the ordinary course and use its best efforts to maintain such business and the Assets; (ii) without the written consent of NXGNF, WVM or Mac will not issue or agree to issue any equity securities, including, without limitation, additional shares or any other voting or non-voting securities or any rights to acquire or receive any such additional shares or voting or non-voting securities, (iii) WVM without the written consent of NXGNF, will not authorize or consummate any dividends or distributions or sale, pledge or disposal of the Assets, and (iv) without the written consent of NXGNF, WVM or Mac will not authorize or consummate any consolidation or merger, the sale of any of its assets (other than the sale of assets in the ordinary course of business) or the purchase of all or substantially all of the assets of other entity, or any other extraordinary corporate transaction.

vii) Access to Information. WVM and its attorneys, accountants and other representatives will have full access during normal business hours to all assets, properties, books, accounts, records, tax returns, contracts and other documents of Mac and NXGNF and their affiliates; provided, however, that such access will not materially interfere with the normal business operations of WVM and its affiliates, similarly, NXGNF and its attorneys, accountants and other representatives will have full access during normal business hours to all assets, properties, books, accounts, records, tax returns, contracts and other documents of WVM and NXGNF will use its best reasonable efforts to ensure such access with respect to its subsidiaries and affiliates; provided, however, that such access will not materially interfere with the normal business operations of WVM and its subsidiaries and affiliates.

viii) Public Announcements. The parties agree to keep confidential the existence, status and terms of this LOI and their negotiations and agreements regarding the Transaction contemplated hereby other than to its advisors, disclosures required to be made under any law or regulation, or at the request of a court or governmental body. Subject to applicable law and stock exchange regulations, all announcements pertaining to the Transaction will be subject to review and approval of all parties before public disclosure.

WMC	NXGNF	MAC

ix) Modifications. This LOI cannot be modified or changed, except with the written consent of all signatories hereto. This LOI supersedes and cancels any previous understanding, commitment or agreement, oral or written, with respect to the subject matter thereof.

x) Non-binding; Exclusivity. This LOI is intended only as an outline and is subject to further agreement and the negotiation of the Definitive Agreement and is not intended to be legally binding, except the terms set forth under the paragraphs herein entitled, “Conduct of Business by NXGNF and WVM”, “Access to Information”, “Expenses”, “Public Announcements”, “Modifications”, “Governing Law and Jurisdiction” and this paragraph entitled “Non-binding; Exclusivity.”

The parties agree that for a period of sixty (60) days commencing with the execution of this LOI by the parties, none of the parties hereto nor any of their officers, directors, employees, shareholders, agents or other representatives shall, directly or indirectly, consider, solicit, negotiate or cause to be considered, solicited, negotiated or undertaken on behalf of any party or their respective shareholders, or provide or cause to be provided information to any third-party, in connection with any inquiry, proposal or offer from a third-party with respect to: (i) the acquisition of NXGNF, or WVM or the sale, transfer, pledge or disposal of any of the their respective assets (other than the sale of assets in the ordinary course of business); (ii) the issuance, sale or transfer of any capital stock of NXGNF, or WVM or any voting or nonvoting securities or any rights to acquire or receive any such additional shares or voting or nonvoting securities (iii) a merger, consolidation or other business combination of NXGNF, or WVM; (iv) the purchase by NXGNF, or WVM of all Or substantially all of the assets of another entity; or (v) any other extraordinary corporate transaction.

In the event that a Definitive Agreement is not signed by the parties by May 31, 2009 this LOI shall expire, except for the terms set forth under the paragraphs herein entitled “Expenses”, “Public Announcements” “Governing Law and Jurisdiction” and this paragraph entitled “Non- binding; Exclusivity”.

xi) No Adverse Change. Prior to the Closing, there will have been no material adverse change in the financial or business condition of NXGNF or WVM. A decrease in NXGNF’s share price shall not constitute a material adverse change.

xii) Valuation of Assets. NXGNF shall receive a written enterprise valuation prepared by a valuation specialist acceptable and pre-approved by the parties, for the benefit of NXGNF’s public shareholders (the “Enterprise Valuation”).

xiii) Fairness Opinion. NXGNF shall receive a fairness opinion prepared by a person whose identity is acceptable and pre-approved by the parties, for the benefit of NXGNF, and in form and substance satisfactory to NXGNF, concerning the Transaction (the “Fairness Opinion”).

xiv) Taxes. The parties, together with their respective legal and tax advisors, will coordinate their efforts to structure the transactions described herein to the extent possible to obtain favorable tax treatment for each of NXGNF, Mac, and WVM.

xv) Expenses. Unless otherwise agreed, each party shall bear its own expenses and costs in connection with this LOI and the Transaction contemplated hereby, including, but not limited to, fees of attorneys, financial advisors or brokers, if any, whether or not a Definitive Agreement is executed or the Closing of the Transactions occurs. At closing WVM will bear few advisors’ fees on actual’s up to a maximum of $65,000.

xvi) Governing Law and Jurisdiction. This LOI and the Definitive Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Nevada, without regard to the conflict of laws provisions thereof. This LOI and the Definitive Agreement and any dispute arising there from shall be subject to the sole jurisdiction of the courts of Nevada and each party hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts there from) in any such dispute.

6.	Representations of the Stockholders of “WVM”

a) “WVM” is a corporation, duly incorporated in Nevada.

WMC	NXGNF	MAC

b) The listed shareholders on the current shareholders list are the sole owners of all the issued and outstanding shares of common stock of “WVM”, and that such shares are free and clear of all claims, liens or other encumbrances. The Stockholders further warrant that they have unqualified right to transfer and dispose of such shares.

c) All shares of “WVM” that are outstanding at the time of the Closing will be fully paid non-assessable and validly issued.

d) The financial statement for the most recent period of “WVM” represents the financial condition of the Company.

e) Prior to the Closing Date, there will be no negative material change in the financial position of “WVM”.

f) To the best of “WVM” knowledge, it is not involved in any pending litigation or government investigation.

g) As of the closing date “WVM” is in good standing in its domicile of incorporation.

h) “WVM” has complied with all laws in connection with its formation, issuance of securities, organization, capitalization and operations.

i) “WVM” has filed all governmental, tax or related returns and reports due or required to be filed and has paid all taxes or assessments, which have become due as of the closing date.

j) “WVM” has not breached any agreement to which it has been a party

k) All corporate documents of “WVM” are to be made available to management of “NXGNF” prior to the closing date. Said documents will be surrendered to “NXGNF”, in their entirety, at Closing.

l) The execution of this Letter of Intent will not violate or breach any contract; agreement or commitments to which “WVM” or its Stockholders are a party to.

m) “WVM” warrants that their statements as to classes and amounts of stock issued and outstanding are correct.

n) “WVM” will not discuss or partake in any discussions with any other public companies whatsoever concerning going public

o) “WVM” will supply all the necessary information concerning the corporation and/or corporations that will entail the final merger entity for “NXGNF”. This concerns the current operations of “WVM” and its different entities. Both companies will work together in their due diligence period to supply all pertinent information to each other on a timely basis

7.	Representations of the Stockholders of “NXGNF”

a) The officers of “NXGNF” will duly be authorized to execute the Plan of Reorganization, and will take all action required by law and agreements, charters and bylaws, to properly and legally execute said Plan of Reorganization.

a) Financial statements will fairly and accurately reflect the financial conditions of “NXGNF”, as of the date thereof. There will be no liabilities, either fixed or contingent, except as disclosed therein.

b) There has been not been any material changes in the financial position of “NXGNF”, except changes arising in the ordinary course of business. Such changes will in no event adversely affect the financial conditions of the Company.

c) “NXGNF” is not involved in any pending litigation’s, claims, governmental investigations or proceeding not reflected in its financial statements, or otherwise disclosed in the writing to the Stockholders. There are no lawsuits, assessments, investigations or similar matters, threatened or contemplated against “NXGNF”: its management or proporties in the best knowledge of management.

d) As of the date of transfer of the share of “NXGNF” Shareholders, “NXGNF” will be duly organized, validly existing and in good standing under the corporate power to own its property and to conduct its business in any jurisdiction where so required.

e) “NXGNF” will file all federal, state, county and legal income, excise, property and other tax returns, forms or reports which will be required to be filed by it, prior to the Closing Date. “NXGNF” will pay or make adequate provision for the payment of all taxes, fees or assessment that may become due pursuant to such returns or pursuant to any assessment received.

f) “NXGNF” has not breached, nor is there any pending or threatened claims or legal basis for a claim that “NXGNF” has breached any of the terms or conditions of any agreement. Contact or commitment to which it is a party or is bound, and the execution and performance hereof will not violate any provision of the applicable law or any agreement to which “NXGNF” is subject.

g) The shares of restricted common stock of “NXGNF” to be issued to the shareholders of “WVM”, will be validly issued, non-assessable and fully paid under applicable corporate law and will be issued in a nonpublic offering exempt under federal and state securities laws.

h) At the Date of this Letter of Intent “NXGNF” has, and at the Closing Date it will have, disclosed all events, conditions and facts materially affecting the business and the prospects of the Company. “NXGNF” has not now, and will not have at the time of the Closing Date, withheld disclosure of any such events, conditions and facts which management has knowledge of, or have reasonable grounds to know.

WMC	NXGNF	MAC

i) “NXGNF” is a public company that has no claims, lawsuits or basis for the same with respect to the public, or other persons. This includes matters relating to the common law or state corporation law.

j) “NXGNF” is a trading reporting company.

k) “NXGNF” will supply all the necessary information concerning the markets as due diligence for “WVM” This concerns its 15C211, market makers and any previous trades in the market. Both companies will work together in their due diligence period to supply all pertinent information to each other on a timely basis

6.	Miscellaneous

a) At any time and from time to time after the Closing Date, each party will execute such additional instruments and take such action as may be required by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Letter of Intent.

b) Any failure on the party of any party hereto comply with any of its obligation hereunder, may be waived in writing, by the party to whom such compliance is owed.

c) All notices and communications hereunder shall be in writing, and shall be deemed to have given if delivered in person, or sent by prepaid, first class, registered or certified mail with a return receipt requested

d) This Letter of Intent may be nullified at the option of either party upon 14 days written notice or shall be nullified if a definitive Reorganization Agreement has not been executed within Thirty (30) days after the execution of the Letter of Intent,

e) There will be no legal comeback on either side under any circumstances.

f) The letter shall be construed in accordance with the laws of the State of Nevada

g) The current management of “NXGNF” will surrender their resignation of office at the closing of this transaction.

h) New management and Board of Directors will be voted in upon the closing of this transaction, with the proviso that World Venture Management Inc. group will have majority and control of all the board seats and shall hold all senior management positions.

Acceptance and Confirmation: By:

Authorizes signature

World Venture Management Inc.

By:

Authorized signature
Nexgen Biofuels Ltd

By:

Authorizes signature
Macquarie Bioventures, Inc

Please initial each page separately on the bottom

WVM	NXGNF	MAC